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                                                                   EXHIBIT 10.39


                                   PROSPECTUS

                            MCCLAIN INDUSTRIES, INC.
               1999 RETAINER STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

         This Prospectus provides information to the non-employee directors of McClain Industries, Inc. and its subsidiaries (hereinafter sometimes collectively referred to as "McClain", the "Company", "we", or "us") concerning the McClain Industries, Inc. 1999 Retainer Stock Plan for Non-Employee Directors (the "Plan"). This Prospectus covers a maximum of 100,000 shares of common stock, no par value, of the Company (the "Common Stock"), and such additional shares as may be offered pursuant to the anti-dilution provisions of the Plan. This offer is made at the price and on the terms and conditions contained in the Plan and in the individual award agreements with participants to whom grants are made.

         This Prospectus may not be used for reoffers or resales of Common Stock acquired under the Plan by "affiliates" (directors, officers and other controlling persons) of the Company. Such affiliates may resell such shares without registration under the Securities Act of 1933 (the "Securities Act") pursuant to Rule 144 promulgated under the Securities Act. See "Securities Law Restrictions." Participants should also give careful consideration to the short-swing profit provisions of Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"). All directors who acquire shares under the Plan should only sell such shares after consideration of the laws prohibiting trading on the basis of inside information and their personal tax situation.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         No person has been authorized by us to give any information or to make any representation not contained in or incorporated by reference in this Prospectus in connection with the offering described in this Prospectus, and any information or representation not contained or incorporated by reference in this Prospectus must not be relied upon as having been authorized by us. Neither the delivery of this Prospectus nor any sale made hereunder shall create an implication that there has been no change in our affairs since the date of this Prospectus.

                  The date of this Prospectus is July 27,1999.



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                                TABLE OF CONTENTS

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The Company.......................................................................................................1


Where You Can Find More Information...............................................................................1


The Plan..........................................................................................................2
         General..................................................................................................2
         Administration...........................................................................................3
         Eligibility..............................................................................................3
         Shares Issueable.........................................................................................3
         Amendment of the Plan....................................................................................4
         Securities Law Restrictions..............................................................................4
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                                   THE COMPANY

         We are a Michigan company, incorporated in 1968, becoming a publicly traded company in 1973. We also own and operate facilities in Alabama, Georgia, Ohio, and Oklahoma. We are one of the nation's leading manufacturers of a diversified line of dump truck bodies and solid waste handling equipment. We also sell truck chassis at the retail level, and operate a steel tube mill to help us meet some of our steel tubing needs. In addition to manufacturing, we provide coiled steel cutting and warehousing services for our operations, and for third party customers on a limited basis.

         Our headquarters are located at 6200 Elmridge Road, Sterling Heights, Michigan, and our telephone number is (810) 264-3611.


                       WHERE YOU CAN FIND MORE INFORMATION

         We are subject to the informational requirements of the Exchange Act and file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). These reports, proxy statements and other information may be inspected and copied at the Public Reference Room maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the SEC:
7 World Trade Center, Thirteenth Floor, New York, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of these materials may also be obtained by mail, upon payment of the SEC's customary fees, by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference facilities. These materials may also be accessed electronically by means of the SEC's web site on the Internet at http://www.sec.gov.

         We have filed with the SEC a registration statement on Form S-8 (together with any amendments thereto, the "Registration Statement") under the Securities Act, relating to the shares of Common Stock offered pursuant to this Prospectus. This document does not contain all of the information set forth in the Registration Statement and the exhibits filed by us, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement and its exhibits may be inspected without charge at the offices of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies thereof may be obtained from the SEC at prescribed rates.

     The following documents filed with the Commission are incorporated to this Prospectus by reference:

1. McClain Industries, Inc.'s ("McClain") Annual Report on Form 10-K for the year ended September 30, 1998, filed with the Commission on December 23,1998.

2. McClain's Quarterly Report on Form 10-Q for the quarter ended December 31, 1998, filed with the Commission on February 12, 1999, as amended by Form 10-Q/A filed with the Commission on March 19, 1999.

3. McClain's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, filed with the Commission on May 7, 1999.

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4.   McClain's Current Report on Form 8-K, dated February 9, 1999, filed with the Commission on February 10, 1999.

5. The description of the Common Stock contained in McClain's Registration Statement on Form 8-A filed by McClain with the Commission on May 3, 1974 under
Section 12 of the Exchange Act.

     In addition, all documents filed by us pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of the Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated to this Prospectus by reference and to be a part of this Prospectus from the date of filing of such documents.

     Any statement contained in this Prospectus or in a document incorporated, or deemed to be incorporated, by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained in this Prospectus or in any subsequently filed document which also is, or is deemed to be, incorporated by reference modifies or supersedes such statement. Except as so modified or superseded, such statement shall not be deemed to constitute a part of this Prospectus.

     We will provide without charge to each person to whom this Prospectus is delivered, upon written or oral request, a copy of any of the information that has been incorporated by reference in the Registration Statement of which this Prospectus is a part (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Registration Statement incorporates) and any Prospectus supplements which may be issued in the future. We will also provide without charge copies of our Annual Report to stockholders, and all other reports, proxy statements or other communications distributed to our security holders generally. Requests for copies should be directed to Mr. Carl Jaworski, Secretary, McClain Industries, Inc., Box 180913, Utica, Michigan, 48318, (810) 264-3611, or by facsimile (810) 264-7191.


                                    THE PLAN

     This Prospectus is designed to give information about the Plan to non-employee directors of the Company. While this Prospectus describes the Plan in general, an eligible director's rights are governed by the terms of the Plan and not this Prospectus. For more information or answers to specific questions about the Plan or its administration, individuals should call Mr. Carl Jaworski, our Secretary, at (810) 264-3611.


GENERAL

     The following is intended to summarize and highlight certain important provisions of the Plan, and is qualified in its entirety by the more detailed information contained in the Plan itself. Eligible directors are urged to obtain and carefully review the Plan before investing. A copy of the Plan will be provided on written request.


     The Plan was initially adopted by our Board on February 8, 1999, and approved by our



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stockholders at our annual meeting of stockholders on May 7, 1999. The Plan will remain in effect until all shares authorized under the terms of the Plan have been issued, unless our Board terminates or abandons the Plan; provided, however, that no shares of Common Stock may be issued after December 31, 2009. The Plan gives non-employee directors the right to receive shares of the Company's Common Stock as full or partial payment of their retainer fee paid for serving as a director of the Company, and fees paid to them for attending Board and committee meetings (the "Fees"), thereby increasing non-employee directors' proprietary interest in the Company. The total number of shares of Common Stock issuable under the Plan may not exceed one hundred thousand (100,000) shares.


ADMINISTRATION

     The Plan is administered by either the entire Board, or at the discretion of the Board, by a committee consisting of at least two members of the Board. The Administrator of the Plan has the power to devise and implement rules and provide for the operation of the Plan, and to interpret and otherwise implement the Plan in all respects.


ELIGIBILITY

     Any director of the Company who is not an employee of the Company at any time during any fiscal year in which shares of Common Stock are to be issued under the Plan is automatically eligible to participate in the Plan.

     Under the Plan, eligible directors may elect to receive payment of all or any portion of the Fees if the election is made no later than thirty (30) days prior to a payment date for Fees (the "Election Date"). Elections by eligible directors:

                       (i)  Must be made in writing;
                       (ii) Must be delivered to the Company's Secretary
                            prior to the Election Date;
                       (iii)Shall specify the percentage or dollar amount of
                            Fees to be paid in shares of Common Stock;
                       (iv) Will continue in force until rescinded or
                            modified.

Any elections or modifications of elections made after the Election Date will be effective for the next occurring payment date.


SHARES ISSUEABLE

         The Plan authorizes the issuance of up to 100,000 shares of the Company's Common Stock, however, the number of shares authorized is subject to adjustment to reflect any stock dividend, stock split, combination or exchange of shares, merger, reorganization, consolidation, split-up, spin-off or other change in capitalization with a similar substantive effect upon shares of Common Stock.

         The aggregate fair market value of the shares of Common Stock issued to any eligible director in a given year cannot exceed 100% of such eligible director's Fees. Currently, the Board has authorized that each non-employee director is to receive a quarterly retainer fee of $4,000, a $1,000 fee for each regular or special meeting of the Board and a $1,000 fee for each



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committee meeting attended on a day other than a regular or special Board meeting date. Under the Plan, Fees may not be increased more often than annually. The number of shares of Common Stock to be issued to an eligible director will be determined by dividing the dollar amount of the Fees such director elected to receive in Common Stock by the "fair market value" of Common Stock on the day prior to the date of issuance of the Common Stock to such director.


AMENDMENT OF THE PLAN

     The Plan may be amended by the Board at any time without the approval of the Company's stockholders or any other person, committee or entity of any kind, except as required under any applicable law, rule or regulation. Also, the Board has the power to suspend or terminate the Plan at any time, and during such times no shares may be issued.


SECURITIES LAW RESTRICTIONS

     Under regulations of the SEC in effect on the date of this Prospectus, our "affiliates" (as that term is defined in Rule 405 of the Securities Act) may resell shares of Common Stock acquired under the Plan only by complying with the filing requirements of the Securities Act, the volume limitations of Rule 144 or another applicable exemption from registration. The SEC staff has taken the position that the directors and executive officers of a corporation should be assumed to be "affiliates" of the corporation.


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